EXHIBIT 99.2

[LOGO OF TII NETWORK TECHNOLOGIES]                   1385 Akron Street
                                                     Copiague, NY 11726-2932 USA
                                                     tel: 631.789.5000
                                                     fax: 631.789.5063
                                                     www.tiinettech.com


                        Network Protection and Management

                                                      September 14, 2005


Mr. Charles H. House
2464 Iron Mountain Drive
Park City, UT 84060

Dear Mr. House:

      This will constitute and confirm our agreement that Charles H. House will act as a consultant (hereinafter "Consultant") for TII Network Technologies, Inc. (hereinafter referred to as "TII" or "Company").

1. Consultant is retained by TII in the management/marketing advisory field to assist TII in, among other things, the analysis, development and implementation of a comprehensive go-to-market business plan for SID. Consultant will principally report to the President of TII.

2.    For the services to be rendered by Consultant hereunder:

      A. Corporation agrees to pay and the Consultant accepts as full and complete compensation therefor 35,000 shares of the Company's Common Stock ("Stock") for a term of one year in accordance with the following:

            i. Consultant covenants and agrees that the Common Stock which Consultant is acquiring pursuant to this Agreement is being acquired by Consultant, for his own account for investment only and not with a view to the distribution of all or any part thereof, as the phrases "investment only" and "distribution" have meaning under the Securities Act of 1933, as amended, (the "Act"), or for the sale in connection with any distribution and that such Common Stock will not be transferred, except in accordance with the registration requirements of the Act or as applicable. Consultant understands that under existing law (i) all of the Common Stock may be required to be held indefinitely, unless a Registration Statement is effective and current with respect to the Common Stock under the Act or an exemption from such registration is available, (ii) any sales of the Common Stock in reliance upon Rule 144 promulgated under the Act may be made only in amounts in accordance with the terms and conditions of the Rule, and (iii) in the case of securities to which that Rule is not applicable and which are not registered, compliance with Regulations promulgated under the Act or some other disclosure exemption will be required.

            ii. Consultant covenants and agrees that the certificates representing such Common Stock shall contain the following legend, or one similar thereto: "The shares represented by this certificate were acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"). No sale, offer to sell or transfer of the shares represented by this certificate shall be made in the absence of an effective registration statement for the shares under the Act or an opinion of either counsel satisfactory to the Company or the Company's Counsel, that registration is not required under said Act."

                                                                       Continued

Mr. Charles H. House                                          September 14, 2005
                                                              Page 2 of 2

3. All expenses associated with services rendered by the Consultant hereunder will be pre-approved by TII. Consultant will render invoices for all such expenses necessarily incurred by the Consultant in the performance of said services monthly to the attention of Vice President, Administration. Vouchers for expenses are to be accompanied by stubs, airplane tickets, and accounts in reasonable detail. TII agrees to reimburse all such costs promptly upon receipt of invoice covering same.

4. Consultant does hereby sell, assign, transfer and set over to TII all of Consultant's right, title and interest in and to any result and inventions conceived or developed hereunder.

5. The Consultant shall for all purposes hereunder be deemed an independent contractor and not an employee of TII. Consultant is responsible for the payment of all applicable taxes.

6. There are no other agreements or understandings, oral or written, between the Consultant and TII regarding the subject matter of this Agreement or any part thereof, with the exception of the Non-Disclosure Agreement dated September 1, 2004 attached hereto as Attachment A, and this Agreement may only be changed in writing signed by both the parties hereto.

7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8. The term of this Agreement shall commence September 14, 2005 and terminate September 13, 2006.

      If the foregoing is in accordance with your understanding of the Agreement between us, will you kindly signify same by signing this Agreement in the space hereinbelow provided.

                                     Very truly yours,

                                     TII NETWORK TECHNOLOGIES, INC.

                                     /s/ Timothy J. Roach
                                     ------------------------------
                                     Timothy J. Roach
                                     President & CEO

Agreed and Accepted

/s/ Charles H. House
Charles H. House

---------------------------------
Fed. Tax ID#  or SS# ____________________

Attachments:   Attachment A Nondisclosure Agreement

                                  ATTACHMENT A
                             NONDISCLOSURE AGREEMENT

      THIS AGREEMENT is made on September 1, 2004 by and between TII Network Technologies, Inc. ("TII") having an office at 1385 Akron Street, Copiague, New York 11726 and Charles H. House, residing at 2464 Iron Mountain Drive, Park City, UT 84060, ("the Parties").

      1. PURPOSE. The Parties hereto wish to carry on discussions during the course of which each may disclose certain Confidential Information to the other (the "Discussions"). For and in consideration of those discussions and the covenants and promises contained herein, the Parties hereby agree to the terms and conditions hereinafter expressed.

      2. DEFINITION. "Confidential Information" shall mean any and all information, formula, technology, technical data, or know-how, including, but not limited to, that which relates to, or processes, research, products, services, customers, markets, software, developments, inventions, processes, designs, lab reports, research data, drawings, engineering, marketing, corporate business, or finances, which either Party may disclose to the other, whether orally or in writing, directly or indirectly, and which relates to, arises from or involves the body of knowledge relating to the intended purpose of the Parties herein. The receiving party agrees that the existence of both this Nondisclosure Agreement itself and any evaluations of either party's product which may result therefrom shall be included within the information kept confidential.

      3. CONFIDENTIAL INFORMATION DOES NOT INCLUDE INFORMATION WHICH:

                  1) Is rightfully in the possession of the receiving party at the time of disclosure and the receiving party informs the disclosing party in writing within 15 days of the time of disclosure.

                  2) Prior to disclosure is, or after disclosure becomes, but not a result of any inaction or action of the receiving party, part of the public knowledge or literature.

                  3) Is approved for public release by the disclosing party.

                  4) Is disclosed to the receiving party by a third party who is under no obligation to the disclosing party to maintain such information in confidence.

      4. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. The receiving party agrees that it shall keep any and all Confidential Information strictly confidential and shall not disclose it, directly or indirectly, to any third party under any circumstances without the express written consent of an officer of the disclosing party. The receiving party shall not disclose the Confidential Information to its employees, except those who are required to have such information in order to further the purpose of the Parties intended herein.

      5. RETURN OF MATERIALS. Any Confidential materials or documents, accompanied by all copies or reproductions of such materials or documentation, which have been furnished to the receiving party will be returned immediately upon, and in no case later than five (5) business days after delivery by the disclosing party in writing, of notice of the conclusion of the Discussions.

      6. PATENT OR COPYRIGHT INFRINGEMENT. Neither this Agreement nor the disclosure by either Party hereunder of any Confidential Information to the other Party shall be deemed by implication or otherwise to grant, convey, assign, or vest in any way in or to the receiving party any right in any property or in any copyrights or patents, nor shall this Agreement grant the receiving party any rights in or to the Confidential Information, except the limited right to review such Confidential Information solely for the purpose of furthering the purpose of the Parties intended herein.

      7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and for the benefit of the undersigned Parties, their successors, and assigns, provided that Confidential Information may not be assigned without written consent of the disclosing party. Failure to enforce any provision of this Agreement shall not constitute a waiver of any obligations hereof.

      8. ARBITRATION. Any controversy or claim arising out of or relating to this agreement or any breach thereof or performance thereunder shall be settled by binding arbitration in New York, pursuant to the Commercial arbitration rules then in effect of the American Arbitration Association ("AAA"). The arbitrator's(s') award shall be final and binding, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Each Party shall bear its own legal and other costs related to the arbitration, except that the arbitrator(s) shall determine who shall bear the cost of the AAA and the arbitrator(s).

      9. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed under the laws of the State of New York.


TII NETWORK TECHNOLOGIES, INC.              CHARLES H. HOUSE
------------------------------              ------------------------------------

BY: /s/ Timothy J. Roach                    /s/ Charles H. House
   ---------------------------              ------------------------------------


NAME: Timothy J. Roach                      NAME:
     -------------------------                   -------------------------------


TITLE: President                            TITLE:
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